SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): February 20, 2003

                      United Pan-Europe Communications N.V.
             (Exact name of registrant as specified in its charter)

                                 The Netherlands
                 (State or Other Jurisdiction of Incorporation)

                                    000-25365
                            (Commission File Number)

                                   98-0191997
                     (I.R.S. Employer Identification Number)

                                Boeing Avenue 53
                             1119 PE, Schiphol Rijk
                                 The Netherlands
              (Address and zip code of principal executive offices)

                                (31) 20-778-9840
                         (Registrant's telephone number,
                              including area code)

Item 3. Bankruptcy or Receivership

     The purpose of this Form 8-K is to set forth certain items relating to the confirmation of the second amended plan of reorganization dated January 7, 2003 (the "Plan"), as modified, filed by United Pan-Europe Communications N.V. (the "Company") and New UPC, Inc. ("New UPC") with the United States Bankruptcy Court for the Southern District of New York (the "U.S. Bankruptcy Court") in connection with the Company's pending case filed on December 3, 2002 under Chapter 11 ("Chapter 11") of the United States Bankruptcy Code (the "U.S. Bankruptcy Code") (Case No. 02-16020). Unless otherwise defined herein, all capitalized terms used in this Form 8-K shall have the meanings ascribed to such terms in the Disclosure Statement (as defined below).

     (1) & (2) Identity of the Court and Date of Order

     As previously reported, on December 3, 2002, the Company and New UPC filed a voluntary petition for relief under Chapter 11 of the U.S. Bankruptcy Code, a pre-negotiated plan of reorganization and a related disclosure statement with the U.S. Bankruptcy Court. In conjunction with the commencement of the Chapter 11 case, the Company also voluntarily commenced a moratorium of payments in The Netherlands under Dutch bankruptcy law and has filed a proposed plan of compulsory composition (Akkoord) with the Amsterdam Court (Rechtbank) (the "Dutch Court") under the Dutch Faillissementswet (the "Dutch Bankruptcy Code").

     As previously reported, on December 23, 2002, the Company and New UPC filed a first amended plan of reorganization and a related first amended disclosure statement with the U.S. Bankruptcy Court and the Company submitted a revision to the draft Akkoord to the Dutch Court under the Dutch Bankruptcy Code.

     As previously reported, on January 7, 2003, the U.S. Bankruptcy Court approved a second amended disclosure statement (the "Disclosure Statement") and on January 9, 2003, the Company and New UPC filed the Disclosure Statement and the Plan with the U.S. Bankruptcy Court and the Company submitted a revision to the draft Akkoord to the Dutch Court under the Dutch Bankruptcy Code.

     A hearing on the confirmation of the Plan was held on February 20, 2003. The Plan, as modified, was confirmed by the U.S. Bankruptcy Court pursuant to an Order Confirming Second Amended Chapter 11 Plan of Reorganization Jointly Proposed by the Company and New UPC as Modified dated February 20, 2003 (the "Confirmation Order"), which was entered by the U.S. Bankruptcy Court on February 21, 2003. A copy of the Confirmation Order is attached hereto as
Exhibit 99.1. A copy of the Plan, as modified, is attached hereto as Exhibit
99.2 and is incorporated herein by reference. The Company expects the Plan to be consummated and become effective on or about March 25, 2003 (the "Effective Date"). From and after the Effective Date, the Company expects to be operating its businesses and properties as a reorganized entity pursuant to the terms of the Plan.

     (3)  Summary of the Plan

     The following is a summary of the material features of the Plan. This summary is qualified in its entirety by reference to the Plan. A more detailed description of the Plan is set forth in the Disclosure Statement, a copy of which is attached hereto as Exhibit 99.3 and is incorporated herein by reference.

     The Plan, which the Company filed with the U.S. Bankruptcy Court on January 9, 2003, divides Holders of known Claims against, and known Equity Interests in, the Company into ten Classes, as follows:

           Class 1 --       Miscellaneous Secured Claims
           Class 2 --       Classified Priority Claims
           Class 3 --       Critical Creditor Claims
           Class 4 --       Belmarken Notes Claims
           Class 5 --       UPC Notes Claims and General Unsecured Claims
           Class 6 --       UPC Preference Shares A
           Class 7 --       UPC Priority Shares
           Class 8 --       UPC Ordinary Shares A
                            (including the UPC Ordinary Shares
                            held in the form of UPC ADSs)
           Class 9  --      Equity Securities Claims
           Class 10 --      Old Other Equity Interests

In accordance with the U.S. Bankruptcy Code, Administrative Claims and Priority Tax Claims are not classified into Classes.

     The following chart sets forth, in general, the treatment that Holders of Allowed Claims, Allowed Equity Interests and Allowed Old Other Equity Interests will receive under the Plan, unless they were to agree to accept less favorable treatment by settlement or otherwise. For the convenience of the Holders of the UPC Notes, the number of shares of New UPC Common Stock allotted to the Holders of the Allowed UPC Notes Claims is set forth in the chart below based upon each US$1,000 or (euro)1,000 (as the case may be) of principal amount of UPC Notes (or principal amount at stated maturity in the case of the Senior Discount Notes) held by a Holder of UPC Notes rather than being based upon each US$1,000 or (euro)1,000 (as the case may be) of Allowed UPC Notes Claims held by such Holder. This presentation results in a difference in the number of shares of New UPC Common Stock allotted to Holders of UPC Notes across the series of UPC Notes (as set forth in the chart below). Despite the different number of shares of New UPC Common Stock reflected in the allocations based on the principal amount of the UPC Notes, each Holder of Allowed UPC Notes Claims (regardless of the series of UPC Notes to which such Allowed UPC Notes Claims relate) shall receive
5.36382 shares of New UPC Common Stock for each US$1,000 of Allowed UPC Notes Claims and 5.34665 shares of New UPC Common Stock for each (euro)1,000 of Allowed UPC Notes Claims (with the difference based upon the exchange rate between the U.S. dollar and the Euro on the Petition Date). The amount of Allowed UPC Notes Claims for each US$1,000 or (euro)1,000 (as the case may be) of principal amount (or principal amount at stated maturity in the case of the Senior Discount Notes) varies across the different series of UPC Notes as a result of the different amounts of accrued interest (in the case of the Senior Notes) on, and accreted value (in the case of the Senior Discount Notes) of, each series of UPC Notes as of the Petition Date. For all Class 5 Claims (i.e., UPC Notes Claims and the General Unsecured Claims), the estimated percentage recovery is the same. With respect to the General Unsecured Claims (Class 5) and Equity Securities Claims (Class 9), the "Estimated Amount of Claims" set forth below is based upon the Company's best estimate of its maximum potential aggregate liability in pending litigation and arbitration proceedings brought against it. Although the Company has used its best estimate of its maximum potential liability in connection with these General Unsecured Claims and Equity Securities Claims for the preparation of the following chart, there is a possibility that the Allowed amount of these General Unsecured Claims and Equity Securities Claims will be substantially different than the Company's estimate of such Claims.


-------------------------------------------------------------------------------
   Class and Type of     Estimated Amount
   Claim or Interest        of Claims                   Treatment
-------------------------------------------------------------------------------

Class 1--Miscellaneous  Approximately      Under the Plan, each Holder of an
Secured Claims          US$2.6 million     Allowed Miscellaneous Secured
                                           Claim shall receive, in the sole
                                           discretion of the Company or the
                                           Reorganized Company, as the case may
                                           be, in full satisfaction, settlement,
                                           release, extinguishment and discharge
                                           of such Allowed Claim:

                                           (A) Cash equal to the amount of such
                                               Allowed Miscellaneous Secured
                                               Claim on or as soon as reasonably
                                               practicable after the later of
                                               (i) the Effective Date and (ii)
                                               the date that such Miscellaneous
                                               Secured Claim becomes Allowed;

                                           (B) treatment such that such
                                               Miscellaneous Secured Claim is
                                               Reinstated; or

                                           (C) such other treatment on such
                                               other terms and conditions as may
                                               be agreed upon in writing by the
                                               Holder of such Claim and the
                                               Company or Reorganized Company,
                                               as the case may be, or as the
                                               U.S. Bankruptcy Court may order.


                                           Estimated Recovery: 100.0%
-------------------------------------------------------------------------------

Class 2--Classified     Approximately      Under the Plan, each Holder of an
Priority Claims         US$3.0 million     Allowed Classified Priority Claim
                                           shall receive in full satisfaction,
                                           settlement, release, extinguishment
                                           and discharge of such Allowed Claim:

                                           (A) the amount of such unpaid Allowed
                                               Claim in Cash on or as soon as
                                               reasonably practicable after the
                                               later of (i) the Effective Date,
                                               (ii) the date on which such Claim
                                               becomes Allowed and (iii) a date
                                               agreed to by the Company or the
                                               Reorganized Company, as the case
                                               may be, and the Holder of such
                                               Claim;

                                           (B) treatment such that such Claim
                                               is Reinstated; or

                                           (C) such other treatment on such
                                               other terms and conditions as may
                                               be agreed upon in writing by the
                                               Holder of such Claim and the
                                               Company or Reorganized Company,
                                               as the case may be,
                                               or as the U.S. Bankruptcy Court
                                               may order.

                                            Estimated Recovery: 100.0%
-------------------------------------------------------------------------------

Class 3--Critical       Approximately      Under the Plan, each Holder of an
Creditor Claims         US$1.0 million     Allowed Critical Creditor Claim
                                           shall receive in full satisfaction,
                                           settlement, release, extinguishment
                                           and discharge of such Claim:

                                           (A) payment in full in Cash on the
                                               later of (i) the Effective Date
                                               and (ii) the date such Claim
                                               becomes Allowed;

                                           (B) treatment such that such Claim
                                               is Reinstated; or

                                           (C) such other treatment on such
                                               other terms and conditions as may
                                               be agreed upon in writing by the
                                               Holder of such Claim and the
                                               Company or the Reorganized
                                               Company, as the case may be, or
                                               as the U.S. Bankruptcy Court may
                                               order.

                                           Estimated Recovery: 100.0%
-------------------------------------------------------------------------------

Class 4--Belmarken      US$937,482,330.51  Under the Plan, on the Effective
Notes Claims                               Date, the Holder of the Belmarken
                                           Notes shall receive, in consideration
                                           for the Belmarken Notes and the
                                           obligations of all other parties
                                           under the Belmarken Notes and the
                                           Belmarken Loan Agreements, 23,853,179
                                           shares of New UPC Common Stock. The
                                           Belmarken Notes Claims shall be
                                           deemed Allowed for all purposes,
                                           including, but not limited to, voting
                                           and distributions, in the aggregate
                                           amount of US$937,482,330.51 and the
                                           Allowed Belmarken Notes Claims shall
                                           not be subject to defense, setoff or
                                           counterclaim.

                                           Estimated Recovery: 97.8%
-------------------------------------------------------------------------------

Class 5--UPC Notes      (see below for     Under the Plan, on or as soon as
Claims and General      estimated amount   practicable after the Effective
Unsecured Claims        of UPC Notes       Date, each Holder of an Allowed
                        Claims and         Class 5 Claim shall receive in
                        General            consideration for its Claim, a
                        Unsecured          number of shares of New UPC Common
                        Claims)            Stock. In the aggregate, the Holders
                                           of all Allowed UPC Notes Claims shall
                                           receive 25,146,821 shares of New UPC
                                           Common Stock, and each Holder of an
                                           Allowed UPC Notes Claim shall receive
                                           the number of shares of New UPC
                                           Common Stock equal to such Holder's
                                           pro rata portion of those shares of
                                           New UPC Common Stock. The UPC Notes
                                           Claims shall be deemed Allowed for
                                           all purposes, including, but not
                                           limited to, voting and distributions
                                           in the aggregate amount of
                                           US$4,688,233,885.90 (which shall
                                           exclude any amounts on account of UPC
                                           Notes held by the

                                           Company as set forth on Annex C to
                                           the Restructuring Agreement) and
                                           the Allowed UPC Notes Claims shall
                                           not be subject to defense, setoff
                                           or counterclaim. Each Holder of an
                                           Allowed Class 5 Claim that is not
                                           a UPC Notes Claim shall receive a
                                           number of shares of New UPC Common
                                           Stock so that the number of shares
                                           per amount of Allowed Claim
                                           received by such Holder is the
                                           same as the number of shares per
                                           amount of Allowed Claim that the
                                           Holders of Allowed UPC Notes
                                           Claims receive. The number of
                                           shares of New UPC Common Stock to
                                           be distributed on account of
                                           Allowed Class 5 Claims that are
                                           not UPC Notes Claims shall be in
                                           addition to the 25,146,821 shares
                                           of New UPC Common Stock to be
                                           distributed on account of the
                                           Allowed UPC Notes Claims. The
                                           receipt of such shares of New UPC
                                           Common Stock by the Holders of the
                                           Class 5 Claims shall constitute a
                                           full satisfaction, settlement,
                                           release and discharge of such
                                           Class 5 Claims.
-------------------------------------------------------------------------------

 10 7/8% Senior Notes   US$190,714,890.25  A Holder of 10 7/8% Senior Notes due
 due 2007                                  2007 will receive 6.02063 shares
 (United States Dollar)                    of New UPC Common Stock per
                                           US$1,000 of principal amount of
                                           10 7/8% Senior Notes due 2007 held by
                                           such Holder.

                                           Estimated Recovery: 20.6%
-------------------------------------------------------------------------------

 10 7/8% Senior Notes   US$877,954,231.76  A Holder of 10 7/8% Senior Notes due
 due 2009                                  2009 will receive 6.18275 shares
 (United States Dollar)                    of New UPC Common Stock per
                                           US$1,000 of principal amount of
                                           10 7/8% Senior Notes due 2009 held by
                                           such Holder.

                                           Estimated Recovery: 20.6%
-------------------------------------------------------------------------------

 12 1/2% Senior         US$600,919,401.12  A Holder of 12 1/2% Senior
 Discount Notes                            Discount Notes due 2009 will
 due 2009                                  receive 4.38533 shares of New UPC
 (United States Dollar)                    Common Stock per US$1,000 of
                                           principal amount (at stated
                                           maturity) of 12 1/2% Senior
                                           Discount Notes due 2009 held by
                                           such Holder.

                                           Estimated Recovery: 20.6%
-------------------------------------------------------------------------------

 11 1/4% Senior Notes   US$269,862,290.19  A Holder of 11 1/4% Senior Notes due
 due 2009                                  2009 will receive 6.04406 shares
 (United States Dollar)                    of New UPC Common Stock per
                                           US$1,000 of principal amount of 11
                                           1/4% Senior Notes due 2009 held by
                                           such Holder.

                                           Estimated Recovery: 20.6%
-------------------------------------------------------------------------------

 13 3/8% Senior         US$371,663,598.93  A Holder of 13 3/8% Senior Discount
 Discount Notes                            Notes due 2009 will receive 4.18810
 due 2009                                  shares of New UPC Common Stock per
 (United States Dollar)                    US$1,000 of principal amount (at
                                           stated maturity) of 13 3/8% Senior
                                           Discount Notes due 2009 held by such
                                           Holder.

                                           Estimated Recovery: 20.6%
-------------------------------------------------------------------------------

  11 1/4% Senior Notes  US$658,378,082.21  A Holder of 11 1/4% Senior Notes due
  due 2010                                 2010 will receive 6.21236 shares
  (United States Dollar)                   of New UPC Common Stock per
                                           US$1,000 of principal amount of 11
                                           1/4% Senior Notes due 2010 held by
                                           such Holder.

                                           Estimated Recovery: 20.6%
-------------------------------------------------------------------------------

  11 1/2% Senior Notes  US$266,648,907.71  A Holder of 11 1/2% Senior Notes due
  due 2010                                 2010 will receive 6.23216 shares
  (United States Dollar)                   of New UPC Common Stock per
                                           US$1,000 of principal amount of 11
                                           1/2% Senior Notes due 2010 held by
                                           such Holder.

                                           Estimated Recovery: 20.6%
-------------------------------------------------------------------------------

  13 3/4% Senior        US$737,994,370.22  A Holder of 13 3/4% Senior
  Discount Notes                           Discount Notes due 2010 will
  due 2010                                 receive 4.02406 shares of New UPC
  (United States Dollar)                   Common Stock per US$1,000 of
                                           principal amount (at stated
                                           maturity) of 13 3/4% Senior
                                           Discount Notes due 2010 held by
                                           such Holder.

                                           Estimated Recovery: 20.6%
-------------------------------------------------------------------------------

  10 7/8% Senior Notes  US$77,387,159.85   A Holder of 10 7/8% Senior Notes due
  due 2007                                 2007 will receive 6.00137 shares
  (Euro)                                   of New UPC Common Stock per
                                           (euro)1,000 of principal amount of
                                           10-7/8% Senior Notes due 2007 held by
                                           such Holder.

                                           Estimated Recovery: 20.6%
-------------------------------------------------------------------------------

  10 7/8% Senior Notes  US$244,800,169.38  A Holder of 10 7/8% Senior Notes due
  due 2009                                 2009 will receive 6.16297 shares
  (Euro)                                   of New UPC Common Stock per
                                           (euro)1,000 of principal amount of
                                           10 7/8% SeniorNotes due 2009 held by
                                           such Holder.

                                           Estimated Recovery: 20.6%
-------------------------------------------------------------------------------

  11 1/4% Senior Notes  US$78,767,689.67   A Holder of 11 1/4% Senior Notes due
  due 2009                                 2009 will receive 6.02472 shares
  (Euro)                                   of New UPC Common Stock per
                                           (euro)1,000 of principal amount of
                                           11 1/4% Senior Notes due 2009 held by
                                           such Holder.

                                           Estimated Recovery: 20.6%
-------------------------------------------------------------------------------

  13-3/8% Senior        US$143,986,850.74  A Holder of 13-3/8% Senior Discount
  Discount Notes                           Notes due 2009 will receive
  due 2009(Euro)                           4.17470 shares of New UPC Common
                                           Stock per (euro)1,000 of principal
                                           amount (at stated maturity) of
                                           13-3/8% Senior Discount Notes due
                                           2009 held by such Holder.

                                           Estimated Recovery: 20.6%
-------------------------------------------------------------------------------

  11-1/4% Senior Notes  US$169,156,243.86  A Holder of 11-1/4% Senior Notes due
  due 2010                                 2010 will receive 6.19248 shares
  (Euro)                                   of New UPC Common Stock per
                                           (euro)1,000 of principal amount of
                                           11-1/4%

                                           Senior Notes due 2010 held by such
                                           Holder.

                                           Estimated Recovery: 20.6%
-------------------------------------------------------------------------------

  General Unsecured     Approximately      A Holder of an Allowed General
  Creditors             US$256.3 million   Unsecured Claim will receive
                                           5.34665 shares of New UPC Common
                                           Stock per (euro)1,000 of claim value
                                           held by such Holder or 5.36382 shares
                                           of New UPC Common Stock per US$1,000
                                           of claim value held by such Holder.

                                           Estimated Recovery: 20.6%
-------------------------------------------------------------------------------

 Class 6--UPC           12,400 UPC         Under the Plan, on or as soon as
 Preference Shares A    Preference         practicable after the Effective
                        Shares A           Date, and after the sale by New
                                           UPC of the Belmarken Notes to the
                                           Company,  each Holder of
                                           outstanding Allowed UPC Preference
                                           Shares A shall receive from New
                                           UPC a number of shares of New UPC
                                           Common Stock equal to such
                                           Holder's pro rata portion of
                                           200,000 shares of New UPC Common
                                           Stock.  A Holder of Allowed UPC
                                           Preference Shares A will receive
                                           16.12903 shares of New UPC Common
                                           Stock per Allowed UPC Preference
                                           Share A held by such Holder.  The
                                           receipt of the Preference Shares
                                           Consideration by the Holders of
                                           the UPC Preference Shares A shall
                                           constitute a full satisfaction,
                                           settlement, release and discharge
                                           of the Claims and Equity Interests
                                           of each Holder of UPC Preference
                                           Shares A in respect of such UPC
                                           Preference Shares A.

                                           Estimated Recovery: 0.5%
-------------------------------------------------------------------------------

 Class 7--UPC Priority   300 UPC Priority  Under the Plan, on or as soon as
 Shares                  Shares            practicable after the Effective
                                           Date, and after the sale by New UPC
                                           of the Belmarken Notes to the
                                           Company, the Holder of the Allowed
                                           UPC Priority Shares shall receive
                                           from New UPC a number of shares of
                                           New UPC Common Stock equal to such
                                           Holder's pro rata portion of 800,000
                                           shares of New UPC Common Stock in a
                                           per share amount equal to the
                                           Ordinary Shares Consideration. A
                                           Holder of Allowed UPC Priority Shares
                                           will receive 0.00180 shares of New
                                           UPC Common Stock per Allowed UPC
                                           Priority Share held by such Holder.
                                           The receipt of the Priority Shares
                                           Consideration by the Holder of the
                                           UPC Priority Shares shall constitute
                                           a full satisfaction, settlement,
                                           release and discharge of the Claims
                                           and Equity Interests of the Holder of
                                           the UPC Priority Shares in respect of
                                           the UPC Priority Shares.

                                           Estimated Recovery: Inestimable
-------------------------------------------------------------------------------

  Class 8--UPC          443,417,525 UPC    Under the Plan, on or as soon as
  Ordinary                                 practicable after the

 Shares A (including    Ordinary           Effective Date, and after the sale
 UPC Ordinary           Shares A           by New UPC of the Belmarken Notes
 Shares A represented                      to the Company, each Holder of
 by UPC ADSs)                              Allowed UPC Ordinary Shares A
                                           shall receive from New UPC a
                                           number of shares of New UPC Common
                                           Stock equal to such Holder's pro
                                           rata portion of the Ordinary Share
                                           Distribution Amount. A Holder of
                                           Allowed UPC Ordinary Shares A will
                                           receive 0.00180 shares of New UPC
                                           Common Stock per Allowed UPC
                                           Ordinary Share A held by such
                                           Holder. The receipt of the
                                           Ordinary Shares Consideration by
                                           the Holders of the UPC Ordinary
                                           Shares A shall constitute a full
                                           satisfaction, settlement, release
                                           and discharge of the Claims and
                                           Equity Interests of each Holder of
                                           UPC Ordinary Shares A; provided,
                                           however, that, notwithstanding
                                           anything to contrary contained
                                           herein, any UPC Ordinary Shares A
                                           acquired by New UPC through the
                                           Plan shall remain outstanding and
                                           shall not be deemed to be
                                           satisfied, settled, released or
                                           discharged.

                                           Estimated Recovery: Inestimable
-------------------------------------------------------------------------------

 Class 9--Equity        Approximately      Under the Plan, subject to the
 Securities Claims      US$10.0 million    Allowance of the Equity Securities
                                           Claims, each Holder of an Allowed
                                           Equity Securities Claim shall
                                           receive, in full satisfaction,
                                           settlement, release, extinguishment
                                           and discharge of its Claim, a number
                                           of shares of New UPC Common Stock
                                           equal to such Holder's pro rata
                                           portion of the Ordinary Share
                                           Distribution Amount as if such Holder
                                           had (a) purchased, on the date its
                                           Equity Securities Claim first arose,
                                           UPC Ordinary Shares A with a value
                                           equal to the amount of such Holder's
                                           Allowed Equity Securities Claim and
                                           (b) retained such shares as of the
                                           Effective Date. A Holder of Allowed
                                           Equity Securities Claims will receive
                                           0.16473 shares of New UPC Common
                                           Stock per US$1,000 of Allowed Equity
                                           Securities Claims held by such
                                           Holder.

                                           Estimated Recovery: 0.6%
-------------------------------------------------------------------------------

 Class 10--Old Other    Options to         Under the Plan, all Holders of Old
 Equity Interests       purchase           Other Equity Interests shall not
                        approximately      be entitled to, and shall not,
                        26,484,842 UPC     receive or retain any property
                        Ordinary           under the Plan on account of such
                        Shares A           Old Other Equity Interests, and, to
                                           the extent permitted under applicable
                                           law, such Old Other Equity Interests
                                           shall be cancelled on the Effective
                                           Date

                                           Estimated Recovery: 0.0% .
-------------------------------------------------------------------------------

     To the extent that this summary may vary from the terms of the Plan, the terms of the Plan will control. See "Chapter 11 Case and the Plan of Reorganization--The Plan" of the

Disclosure Statement for more detailed descriptions of the classification and treatment of Claims, Equity Interests or Old Other Equity Interests under the Plan as well as for a description of the other terms of the Plan.

     (4)  Shares Issued and Outstanding

     As of December 3, 2002, the authorized capital stock of the Company amounts to 1,653,000,000 shares of capital stock, including

     (i) 1,000,000,000 UPC Ordinary Shares A with a par value of (euro)1.00 each;

     (ii) 300,000,000 UPC Ordinary Shares B with a par value of (euro)0.01 each;

    (iii) 300 UPC Priority Shares with a par value of (euro)1.00 each;

     (iv) 49,999,700 UPC Preference Shares A with a par value of (euro)1.00 each; and

     (v) 600,000,000 UPC Preference Shares B with a par value of (euro)1.00 each.

     As of December 3, 2002, the Company had outstanding

     (i)  443,417,525 UPC Ordinary Shares A;

     (ii) no UPC Ordinary Shares B;

    (iii) 300 UPC Priority Shares;

     (iv) 12,400 UPC Preference Shares A; and

     (v)  no UPC Preference Shares B.

     After effectiveness of the First, Second and Third Amendments and after completion of the Restructuring, the authorized capital stock of the Company will consist of

     (i)  450,000,000 UPC Ordinary Shares A, par value (euro)0.02 per share;

     (ii) 50,000,000,000 UPC Ordinary Shares C, par value (euro)0.02 per share; and

    (iii) 300 UPC Priority Shares, par value (euro)0.02 per share.

     As of December 3, 2002, the authorized share capital of New UPC consists of 1,000 shares of New UPC Common Stock, par value US$0.01 per share, of which 1,000 shares are issued and outstanding and are held by UGC. All outstanding shares of New UPC Common Stock are, and the New UPC Common Stock to be outstanding upon completion of the Restructuring will be, fully paid and nonassessable.

     On the Effective Date, New UPC's authorized capital stock shall consist of

     (i)  250,000,000 shares of New UPC Common Stock; and

     (ii) 50,000,000 shares of preferred stock, all US$0.01 par value per share.

     (5)  Financial Information

     Information regarding the assets and liabilities of the Company is hereby incorporated by reference to the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 2002 filed with the United States Securities and Exchange Commission (the "SEC") on November 14, 2002, the Company's Monthly Operating Statement for the period from December 3, 2002 to December 31, 2002 attached as Exhibit 99.1 to the Company's Current Report on Form 8-K filed with the SEC on January 28, 2003 and the Company's Monthly Operating Statement for the period from January 1, 2003 to January 31, 2003 attached as Exhibit 99.1 to the Company's Current Report on Form 8-K filed with the SEC on February 20, 2003.

Item 5. Other Events.

     The Company has announced the confirmation of the Plan, as modified, by the U.S. Bankruptcy Court in a press release dated February 21, 2003 (the "Press Release"), a copy of which is attached hereto as Exhibit 99.4 and is incorporated herein by reference.

     This Current Report on Form 8-K (this "Report"), the Plan, the Disclosure Statement and the Press Release contain forward-looking statements (any statement other than those made solely with respect to historical fact) based upon management's beliefs, as well as assumptions made by and data currently available to management. This information has been, or in the future may be, included in reliance on the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on a variety of assumptions that may not be realized and are subject to significant business, economic, judicial and competitive risks and uncertainties, including those set forth below, many of which are beyond the Company's control. The Company's actual operations, financial condition, cash flows or operating results may differ materially from those expressed or implied by any such forward-looking statements. These statements relate to the Company's future plans, objectives, expectations and intentions. These statements may be identified by the use of words such as "believes," "expects," "may," "will," "would," "should," "seeks," "pro forma," "anticipates" and similar expressions. The Company undertakes no obligation to update or revise any such forward-looking statements.

     The forward-looking statements and the Company's liquidity, capital resources and results of operations are subject to a number of risks and uncertainties including, but not limited to, the following: the ability of the Company to continue as a going concern; the ability of the Company and its subsidiaries to operate pursuant to the terms of their existing credit facilities and arrangements; the ability to fund, develop and execute the Company's business plan; the ability of the Company to restructure its outstanding indebtedness on a satisfactory and timely basis; the ability of the Company to consummate the Plan under the U.S. Bankruptcy Code and the Akkoord under the Dutch Bankruptcy Code; the ramifications of any restructuring; risks associated with not completing the restructuring consistent with the Company's timetable; risks associated with third parties seeking and obtaining approval of the U.S. Bankruptcy Court or the Dutch Court to take actions inconsistent with, or detrimental to, the consummation of the Plan and the Akkoord; potential adverse developments with respect to the Company's liquidity or results of operations; competitive pressures from other companies in the same or similar lines of business as the Company; trends in the economy as a whole which may affect subscriber confidence and demand for the goods and services supplied by the Company; the ability of the Company to predict consumer demand as a whole, as well as demand for specific goods and services; the acceptance and continued use by subscribers and potential subscribers of the Company's services; changes in technology and competition; the Company's ability to achieve expected operational efficiencies and economies of scale and its ability to generate expected revenue and achieve assumed margins; the ability of the Company to attract, retain and compensate key executives and other personnel; the ability of the Company to maintain existing arrangements and/or enter into new arrangements with third-party providers and contract partners; potential adverse publicity, as well as other factors detailed from time to time in the Company's filings with the SEC. Given these uncertainties, readers are cautioned not to place undue reliance on the forward-looking statements contained in this Report, the Plan, the Disclosure Statement and the Press Release.

Item 7. Financial Statements and Exhibits.

     (c)  Exhibits.

          Exhibit Number      Description

            99.1 Order of the United States Bankruptcy Court for the Southern District of New York dated February 20, 2003 confirming the second amended plan of reorganization dated January 7, 2003 jointly proposed by United Pan-Europe Communications N.V and New UPC, Inc., as modified.

            99.2 Second amended plan of reorganization dated January 7, 2003, jointly proposed by United Pan-Europe Communications N.V and New UPC, Inc., as modified.

            99.3 Second amended disclosure statement dated January 7, 2003 jointly proposed by United Pan-Europe Communications N.V and New UPC, Inc.*

            99.4              Press release of United Pan-Europe
                              Communications N.V. dated February 21, 2003 announcing the confirmation of its second amended plan of reorganization.


------------------
* Incorporated by reference to the Company's Current Report on Form 8-K filed with the SEC on January 9, 2003 (as amended by the Current Report on Form 8-K filed with the SEC on January 15, 2003).

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              UNITED PAN-EUROPE COMMUNICATIONS N.V.



                              By:    /s/ Anton A.M. Tuijten
                                 -----------------------------------
                                 Name:  Anton A.M. Tuijten
                                 Title: Member of the Board of Management
                                        and General Counsel



Dated:  February 21, 2003

                                  EXHIBIT INDEX

Exhibit No.         Description

99.1 Order of the United States Bankruptcy Court for the Southern District of New York dated February 20, 2003 confirming the second amended plan of reorganization dated January 7, 2003 jointly proposed by United Pan-Europe Communications N.V and New UPC, Inc., as modified.

99.2 Second amended plan of reorganization dated January 7, 2003 jointly proposed by United Pan-Europe Communications N.V and New UPC, Inc., as modified.

99.3 Second amended disclosure statement dated January 7, 2003 jointly proposed by United Pan-Europe Communications N.V and New UPC, Inc.*

99.4 Press release of United Pan-Europe Communications N.V. dated February 21, 2003 announcing the confirmation of its second amended plan of reorganization.


------------------
* Incorporated by reference to the Company's Current Report on Form 8-K filed with the SEC on January 9, 2003 (as amended by the Current Report on Form 8-K filed with the SEC on January 15, 2003).